Equity Method Investments	12 Months Ended
Sep. 01, 2016
Equity Method Investments and Joint Ventures [Abstract]
Equity Method Investments
Equity Method Investments

As of	2016		2015
	Investment Balance	Ownership Percentage	Investment Balance	Ownership Percentage
Inotera	$1,314	33%	$1,332	33%
Tera Probe	36	40%	38	40%
Other	14	Various	9	Various
	$1,364		$1,379

As of September 1, 2016, substantially all of our maximum exposure to loss from our VIEs that were not consolidated was the $1.31 billion carrying value of our investment in Inotera.  We may also incur losses in connection with our rights and obligations to purchase all of Inotera's wafer production capacity under our supply agreement with Inotera.

We recognize our share of earnings or losses from our equity method investees generally on a two-month lag.  Included in our share of earnings for 2015 was $49 million related to Inotera's full release of its valuation allowance against net deferred tax assets related to its net operating loss carryforward and the resulting tax provision in subsequent periods. Equity in net income (loss) of equity method investees, net of tax, included the following:

For the year ended	2016	2015	2014
Inotera	$32	$445	$465
Tera Probe	(11)	1	11
Other	4	1	(2)
	$25	$447	$474

The summarized financial information in the tables below reflects aggregate amounts for our equity method investees. Financial information is presented for equity method investments as of the respective dates and for the periods through which we recorded our proportionate share of each investee's results of operations. Summarized results of operations are presented only for the periods subsequent to the acquisition, or through the disposition of, our ownership interests.

As of	2016	2015
Current assets	$1,222	$1,980
Noncurrent assets	4,294	3,038
Current liabilities	604	436
Noncurrent liabilities	411	119

For the year ended	2016	2015	2014
Net sales	$1,671	$2,647	$3,382
Gross margin	155	1,253	1,576
Operating income	199	1,191	1,371
Net income	184	1,361	1,339

Inotera

We have partnered with Nanya in Inotera, a Taiwan DRAM memory company, since 2009.  In the second quarter of 2016, we entered into agreements to acquire the remaining interest in Inotera. (See "Proposed Acquisition of Inotera" note.) In 2014, Inotera issued 400 million common shares in a public offering at a price equal to 31.50 New Taiwan dollars per share, which was in excess of our carrying value per share. As a result of the issuance, our ownership interest decreased from 35% to 33% and we recognized a non-operating gain of $93 million in 2014.

As of September 1, 2016, the market value of our equity interest in Inotera was $1.80 billion based on the closing trading price of 26.70 New Taiwan dollars per share in an active market. As of September 1, 2016 and September 3, 2015, there were losses of $44 million and gains of $13 million, respectively, in accumulated other comprehensive income (loss) for cumulative translation adjustments from our equity investment in Inotera.

From January 2013 through December 2015, we purchased all of Inotera's DRAM output under supply agreements at prices reflecting discounts from market prices for our comparable components. Effective beginning on January 1, 2016, the price for DRAM products purchased by us is based on a formula that equally shares margin between Inotera and us. We purchased $1.43 billion, $2.37 billion and $2.68 billion of DRAM products in 2016, 2015, and 2014 respectively. The current supply agreement with Inotera has an initial three-year term, which commenced on January 1, 2016, followed by a three-year wind-down period. Upon termination of the initial three-year term, the share of Inotera's capacity we would purchase would decline over the wind-down period. In 2016, we manufactured and sold specialized equipment to Inotera and recognized net sales of $55 million and margin of $16 million.

Tera Probe

In 2013, we acquired a 40% interest in Tera Probe, which provides semiconductor wafer testing and probe services to us and others. In 2016 and 2015, we recorded impairment charges of $25 million and $10 million, respectively, within equity in net income (loss) of equity method investees to write down the carrying value of our investment in Tera Probe to its fair value based on its trading price (Level 1 fair value measurement). As of September 1, 2016, our proportionate share of Tera Probe's underlying equity exceeded our investment balance by $40 million, which is expected to be accreted to earnings over a weighted-average period of seven years. We incurred manufacturing costs for services performed by Tera Probe of $70 million, $90 million, and $117 million in 2016, 2015, and 2014, respectively.

Other

Aptina: We held an equity interest in Aptina until the fourth quarter of 2014, at which time we sold our interest and recognized a non-operating gain of $119 million. For 2014, we recognized net sales of $43 million from products sold to and services performed for Aptina, and cost of goods sold of $37 million.